LEND LEASE FUNDS
                        LEND LEASE EUROPEAN REAL ESTATE
                                SECURITIES FUND
                           CLASS K AND CLASS Y SHARES
                           --------------------------

                                   PROSPECTUS

                  October 1, 2000 as amended December 15, 2000


The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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                               TABLE OF CONTENTS


                                                                       Page
KEY INFORMATION ABOUT THE FUND                                            1
   Investment Objective                                                   1
   Principal Investment Strategy                                          1


   Principal Risk Factors                                                 3
FUND PERFORMANCE                                                          6
FEES AND EXPENSES OF THE FUND                                             6
   Shareholder Fees                                                       6
   Fees and Expenses                                                      6
   Example                                                                7
OTHER INFORMATION REGARDING INVESTMENT PRACTICES                          8
   Companies Principally Engaged in the Real Estate Industry              8
INVESTMENT MANAGEMENT                                                    10
   Lend Lease Real Estate Investments and
   Lend Lease Houlihan Rovers S.A.                                       10
   Portfolio Managers                                                    11
BUYING AND SELLING SHARES                                                13
   Before You Invest                                                     13
   How to Purchase Shares                                                15
   Additional Purchase Information                                       17
   How to Sell Shares                                                    18
   Making Change to Your Account                                         22
SPECIAL FEATURES AND SERVICES                                            24
   Retirement Account Options                                            24
   ACH Transactions                                                      24
   Automated Telephone Service                                           25
   Automatic Investment Plan                                             25
OTHER SHAREHOLDER INFORMATION                                            26
   Shareholder Communications                                            26
   Transactions Through Financial Services Agents and Sub-Agents         27
   Distribution and Service Fees - Class K Shares (12b-1 Plan)           27
DIVIDENDS, DISTRIBUTIONS AND TAXES                                       28
   Dividends and Distributions                                           28
   Taxes                                                                 29


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KEY INFORMATION ABOUT THE FUND

This Prospectus contains important information for anyone interested in investing in the Class K or Class Y shares of LEND LEASE EUROPEAN REAL ESTATE SECURITIES FUND (the "Fund"), a series of Lend Lease Funds. Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of the Fund on your own goals, risk preferences and investment time horizons.

INVESTMENT OBJECTIVE

The Fund's objective is total return from a combination of dividend income and long-term growth by investing principally in real estate securities.

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks to achieve its objective by investing at least 85% of its assets in equity securities of European companies principally engaged in the real estate industry.

     - The Fund expects to focus on the countries that comprise the European Union (the "EU") which currently includes Austria, Belgium, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom. The Fund may also invest in the emerging markets of Europe including the Czech Republic, Greece, Hungary, Turkey and Poland.

Lend Lease Houlihan Rovers S.A. ("Lend Lease Houlihan Rovers" or the "Sub-Adviser") manages the Fund's day to day investment activity. The Sub-Adviser takes a primarily bottom up approach to selecting securities for the Fund's
portfolio.   It first measures each security under consideration for the Fund according to various quantitative parameters, such as the company's cash flow, market value, book value and earnings, relying primarily on proprietary quantitative models and estimates of the value of company assets in the private real estate market. The Sub-Adviser then considers its evaluation of other relevant factors, such as the company's strategic objectives, the strength of the company's management and the company's risk profile. After adjusting for these factors, the Sub-Adviser then uses a security's parameters to rank it against other securities in the Fund's investment universe. This ranking, which is revised weekly, forms the basis for security selection. The Sub-Adviser also evaluates market sentiment as a secondary consideration in making investment decisions.

The Fund currently expects its investments to be primarily in companies contained in the European portion (the "Europe Sub-Index") of the Salomon Smith
Barney World Equity Property Index.   These companies include those with large,
medium and small equity market capitalizations with the majority having capitalizations below $1 billion.

     - The Europe Sub-Index is an unmanaged securities index designed to measure the performance of publicly traded European real estate companies. The

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       composition of the Europe Sub-Index is determined by Salomon Smith
       Barney Incorporated and includes real estate companies representing a variety of property types. As of December 31, 1999, the Europe Sub-Index included 104 securities with a total equity market capitalization of approximately $84.4 billion.

Under normal circumstances, the Fund's portfolio turnover is not expected to exceed 80% per year.

PRINCIPAL RISK FACTORS

The principal risks of investing in the Fund are the risks generally associated with investing in stocks and the risks specific to investing in the real estate industry and investing in Europe. Fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC. The Fund's share price will fluctuate, and it is possible to lose money by investing in the Fund.

       RISKS OF INVESTING IN STOCKS. A company's stock price may fluctuate due to circumstances unique to that company. For example, a company's business prospects may affect its stock price. If investors believe the company's business prospects are good, they will generally be willing to pay higher prices for its stock. If these expectations are not met, or if expectations are lowered, the price of the securities will tend to drop. A stock's price will also tend to rise and fall as a result of investors' perceptions of the market as a whole. In other words, the value of the Fund's investments traded on a particular stock market is likely to decrease in value if that stock market experiences a decline. The increase or decrease in the value of the Fund's investments in response to this phenomenon may be proportionally more or less than the increase or decrease in the value of the market. The share prices of stock issued by medium capitalization issuers will generally fluctuate more than those of large capitalization issuers, and the share price of small capitalization issuers will generally fluctuate more than those of medium and large capitalization issuers. To the extent the Fund invests in small and medium capitalization issuers, the Fund's share price may be more volatile than if the Fund restricted its portfolio to large capitalization issuers.

       RISKS OF THE REAL ESTATE INDUSTRY. The stock prices of companies in the real estate industry are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws which could negatively affect their value.

       RISKS OF FOREIGN INVESTING. Investing in foreign securities involves special risks and costs in addition to those inherent in U.S. investments. Additional risks include foreign currency exchange rate fluctuations; political, economic

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       or social instability; the possibility of expropriation, confiscatory taxation or withholding on dividends and capital gains; limitations on the removal of assets; adverse changes in investment or exchange control regulations; unfavorable diplomatic developments; and trading, settlement, custodial and other operational risks. In addition, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and requirements like those applicable to U.S. companies, and many foreign markets have less stringent investor protection and disclosure standards than those in the U.S. Because of these and other factors, the value of securities of foreign companies acquired by the Fund may fluctuate more than those of securities of domestic companies. To the extent the Fund invests in emerging markets, these risks are magnified because emerging markets tend to be subject to greater social, economic, regulatory and political uncertainty. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments.

       RISKS OF INVESTING IN EUROPE. Most developed countries in Western Europe are members of the EU. Many are also members of the European Monetary Union (the "EMU") which is implementing a single European currency. Membership in the EMU requires compliance with various restrictions on inflation, national debt levels and deficits.
       Compliance with the requirements for admission to the EU and EMU and for maintaining membership in these organizations can significantly affect the subject countries and the countries with which they have economic and business ties.

       INDUSTRY CONCENTRATION. Because the Fund concentrates its investments in real estate securities, it may be subject to greater risks and market fluctuations than a fund representing a broader range of industries. In addition, market performance tends to be cyclical and, in the various cycles, certain industries and investment approaches may fall in and out of favor. If the market does not currently favor the real estate industry or the Fund's investment approach, the Fund's gains may not be as big or its losses may be bigger than other equity funds investing in different industries or using different investment approaches.

       NON-DIVERSIFIED STATUS. The Fund is not "diversified" within the meaning of the Investment Company Act of 1940. This means that, compared with "diversified" funds, it may invest a relatively greater portion of its assets in any single issuer. As a result, the Fund may be more susceptible to negative developments affecting a single issuer.

FUND PERFORMANCE

Because the Fund is new and has not completed a full calendar year's operations, performance information is not included in this Prospectus. To obtain the Fund's

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performance information after its first full calendar quarter of operations, call 1-877-LND-LEAS (1-877-563-5327).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) CLASS K AND CLASS Y SHARES

Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of the offering price)                          None
Maximum Deferred Sales Charge (Load)                              None
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends and Other Distributions                                None
Redemption Fee                                                    None
Exchange Fee                                                      None

FEES AND EXPENSES

CLASS K SHARES

Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fee<F1>                                               0.80%
Distribution and Service (12b-1) Fees                            0.25%
Other Expenses<F2>                                               1.64%
Total Annual Fund Operating Expenses<F3>                         2.69%
Fee Waivers and/or Expense Reimbursement                         1.29%
Net Expenses                                                     1.40%

<F1> Management Fee includes fees paid to Lend Lease Real Estate Investments,
     Inc., the Fund's investment adviser ("Adviser") and the Sub-Adviser.
<F2> Because the Fund is new, Other Expenses are based on estimated amounts for the current fiscal year.
<F3> The Adviser and the Sub-Adviser have contractually agreed to limit the
     Total Annual Fund Operating Expenses of Class K shares to 1.40% through January 31, 2002, subject to later reimbursement by the Fund in certain circumstances. After January 31, 2002, the expense limitation may renew for annual periods under certain conditions.


CLASS Y SHARES

Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fee<F1>                                               0.80%

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Distribution and Service (12b-1) Fees                             None
Other Expenses<F2>                                               1.55%
Total Annual Fund Operating Expenses<F3>                         2.35%
Fee Waiver and/or Expense Reimbursement                          1.25%
Net Expenses                                                     1.10%

<F1> The Management Fee includes the fees paid to both the Adviser and the Sub-
     Adviser.
<F2> Because the Fund is new, Other Expenses are based on estimated amounts for the current fiscal year.
<F3> The Adviser and the Sub-Adviser have contractually agreed to limit the
     Total Annual Fund Operating Expenses of Class Y shares to 1.10% through January 31, 2002, subject to later reimbursement by the Fund in certain circumstances. After January 31, 2002, the expense limitation may renew for annual periods under certain conditions.

EXAMPLE

The following Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 Year             3 Years

               Class K                $143                $697
               Class Y                $112                $598

The Example reflects the impact of the Fund's contractual expense limitation for the initial thirteen and a half (13 1/2) month period covered by the Example.

OTHER INFORMATION REGARDING INVESTMENT PRACTICES

The following definitions provide you with further information regarding the Fund's principal investment strategy of investing in equity securities of European companies principally engaged in the real estate industry:


COMPANIES PRINCIPALLY ENGAGED IN THE REAL ESTATE INDUSTRY. The Fund may invest in a variety of different types of companies or issuers in the real estate
industry.   These include real estate operating companies, companies that invest in interests in real estate, real estate developers and brokers, companies with substantial real estate holdings (such as hotel companies and land-holding companies), as well as companies whose products and services are significantly related to the real estate industry such as building supply manufacturers and financial institutions that derive the majority


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of their income from real estate related activities.  For purposes of its investment policies, the Fund considers a company to be principally engaged in the real estate industry if the Fund's Sub-Adviser determines that the company
(i) derives at least 50% of its revenues or profits from the ownership, renting, leasing, construction, management, development, financing or sale of commercial, industrial and residential real estate or related interests or (ii) has at least 50% of the value of its assets invested in commercial, industrial and residential real estate.

     EUROPEAN COMPANIES. The Fund considers the following types of companies to be European companies:

     -    companies organized under the laws of a European country;
     -    companies with their principal offices located in a European country;
     -    companies whose stock is traded principally on European exchanges; and
     - companies that earn 50% or more of their total business revenues from Europe or have 50% or more of their assets in European countries.

     EQUITY SECURITIES. The Fund's investments will be primarily in equity securities which include common stock, preferred stock, partnership interests and other instruments evidencing an ownership interest in the issuer as well as rights, warrants and securities convertible into equity securities.


The following investments and investment practices are not part of the Fund's principal investment strategy, but may nonetheless play a role in the Fund's portfolio.


     RESTRICTED AND ILLIQUID SECURITIES. The Fund may purchase securities which are illiquid or subject to restrictions on resale. Any security whose resale is restricted can be difficult to sell at a desired time and price. Owning a large percentage of illiquid or restricted securities could hamper the Fund's ability to raise cash to meet redemptions. Also, in the absence of an established securities market, the Fund may have to estimate the value of any illiquid and restricted securities it holds which adds a subjective element to valuation of the Fund.

     TEMPORARY DEFENSIVE INVESTING. During unusual market conditions, the Fund may place up to 100% of its total assets in cash or quality short-term debt securities including repurchase agreements. Defensive investing may prevent the Fund from achieving its investment objective.

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INVESTMENT MANAGEMENT

LEND LEASE REAL ESTATE INVESTMENTS AND LEND LEASE HOULIHAN ROVERS S.A.

Lend Lease Real Estate Investments, Inc. (the "Adviser"), Monarch Tower, 3424 Peachtree Road, N.E., Suite 800, Atlanta, Georgia 30326, is the Fund's Adviser. The Adviser is a wholly-owned subsidiary of Lend Lease Corporation Limited, an integrated real estate funds management and services company listed on the Australian and New Zealand stock exchanges. The Adviser is a full-service real estate investment advisor with substantial experience in investing and managing commercial real estate assets for institutional lenders and owners. As of June 30, 2000, the Adviser managed approximately $41 billion in U.S. assets on behalf of its clients and investors in its funds, which include a wide variety of public and corporate pension funds, insurance companies, endowments, foundations and foreign institutions. The Adviser ranks as a leading advisor to pension funds regarding investments in U.S. real estate. The Adviser is co-headquartered in New York, New York and Atlanta, Georgia.

Lend Lease Houlihan Rovers S.A. (the "Sub-Adviser"), Chaussee de la Hulpe 166, 1170 Brussels, Belgium, is responsible for the day to day management of the
Fund's investment program.   Lend Lease Houlihan Rovers is a real estate
investment management company founded in February 2000 by Joseph Houlihan, Gerios Rovers and an affiliate of the Adviser that owns a controlling interest
in the Sub-Adviser.   Lend Lease Houlihan Rovers is a research driven investment management firm with a focus on managing assets principally on behalf of institutional investors.

The Fund pays an annual fee of 0.80% of its average daily net assets for the services provided by the Adviser and the Sub-Adviser.

The Adviser and Sub-Adviser have contractually agreed to limit the total operating expenses of the Fund's Class K and Class Y shares to 1.40% and 1.10% of each Class' respective average daily net assets through January 31, 2002. After that date, each expense limitation will renew for one year periods if certain conditions are met. With respect to each waiver or reimbursement in connection with maintaining an expense limitation, the Fund is obligated to repay the amount waived or reimbursed to the extent that repayment would not cause the Fund's total operating expenses for the year in which the repayment is made to exceed 1.40% and 1.10% of the Fund's average daily net assets for Class K and Class Y shares, respectively. The Fund's repayment obligation with respect to a particular waiver or reimbursement ends with the third anniversary of the waiver or reimbursement.

PORTFOLIO MANAGERS

The Fund is managed by a portfolio management team that consists of W. Joseph Houlihan and Gerios J.M. Rovers. They are responsible for the day to day management of the Fund and the selection of the Fund's investments.

W. JOSEPH HOULIHAN is a Managing Director of the Sub-Adviser. In this capacity, he shares responsibility with Mr. Rovers for oversight of all research and investment activities and for developing client relationships. Prior to founding the Sub-Adviser with Mr. Rovers and an affiliate of the Adviser in February 2000, Mr. Houlihan spent 2 _ years at Security Capital Global Capital Management Group (Europe) S.A. ("SC GCMG (Europe)") as Managing Director. SC GCMG (Europe) provided European real estate securities management services to institutional investors and a mutual fund. Prior to joining SC GCMG (Europe), Mr. Houlihan spent 18 years at GIM Algemeen Vermogensbeheer, a Dutch investment management company, as Executive Vice President and Director. There he specialized in global negotiable and non-negotiable real estate investments and developed GIM's real estate securities investment process and client base.
Prior to joining GIM, Mr. Houlihan was a Vice President at John G. Wood and Associates, a diversified real estate development and investment company, and with Chase Manhattan Bank's trust department. Mr. Houlihan has over 20 years of experience in researching and managing real estate securities. He received his M.B.A. from the University of Leuven, Belgium and his B.S. from New York University. Mr. Houlihan is based in Brussels, Belgium.

GERIOS J.M. ROVERS is a Managing Director of the Sub-Adviser. In this capacity, he shares responsibility with Mr. Houlihan for oversight of all research and investment activities and for developing client relationships. Prior to founding the Sub-Adviser with Mr. Houlihan and an affiliate of the Adviser in February 2000, Mr. Rovers spent 2 _ years as a Vice President at Security Capital Global Capital Management Group (Europe) S.A. where he was responsible for the development and implementation of portfolio strategies. Prior to joining Security Capital in 1997, Mr. Rovers was an Associate Director of GIM Algemeen Vermogensbeheer, a Dutch investment management company, where he managed global real estate securities portfolios for domestic and foreign clients. Mr. Rovers has over 10 years of experience in managing global real estate securities. Mr. Rovers received his degree from the University of Tilburg in the Netherlands. Mr. Rovers is based in Brussels, Belgium.

BUYING AND SELLING SHARES

BEFORE YOU INVEST

AVAILABLE SHARE CLASSES. The Fund offers investors three different classes of shares - Class A, Class K and Class Y. Class K and Class Y shares are discussed in this prospectus. Class A shares are not currently offered. The different classes represent investments in the same portfolio of securities, but each class has different expenses and will likely have different share prices. When you buy shares, remember to specify the class of shares you want to buy.

- Class K Shares. If you buy Class K shares, you will not pay an up-front sales charge or "load", nor will you be subject to a redemption charge. Your Class K shares will, however, be subject to a Distribution and Service Fee. See "Distribution and Service Fee (12b-1 Plan)" for further information.

- Class Y Shares. If you buy Class Y shares, you will not pay an up-front sales charge or "load", nor will you be subject to a redemption charge.

ACCOUNT REGISTRATION. When purchasing shares, you need to select the appropriate form of account registration. There are many different types of mutual fund ownership. How you register your account with the Fund can affect your legal interests, as well as the rights and interests of your family and beneficiaries. You should always consult with your legal and/or tax adviser to determine what form of account registration best meets your needs.

Available forms of registration include:

- INDIVIDUAL OWNERSHIP. If you have reached the legal age of majority in your state of residence, you may open an individual account.

- JOINT OWNERSHIP. Two or more individuals may open an account together as joint tenants with right of survivorship, tenants in common or as community property.

- CUSTODIAL ACCOUNT. You may open an account for a minor under the Uniform Gift to Minors Act/Uniform Transfers to Minors Act for your state of residence.

- BUSINESS/TRUST OWNERSHIP. Corporations, trusts, charitable organizations and other businesses may open accounts.

- IRAS AND OTHER TAX DEFERRED ACCOUNTS. The Fund offers a variety of retirement accounts for individuals and institutions. Please refer to "Retirement Account Options" below, for more information about these types of accounts.

ACCOUNT MINIMUMS. You also need to decide how much money to invest. The following chart shows you the minimum amounts that you will need to open or add to certain types of accounts. The Fund may waive the minimum investment amounts at any time.

Type of Account               Initial Minimum Purchase    Additional Minimum
                                                               Purchase

Regular (Individual, joint,     Class K      Class Y     Class K      Class Y
business or trust)              $10,000      $250,000    $250         $10,000

IRA (including spousal,         Class K      Class Y     Class K      Class Y
Roth and SEP)                   $1,000       $250,000    $250         $10,000

Gifts to Minors                 Class K      Class Y     Class K      Class Y
(UTMA/UGMA)                     $10,000      $250,000    $250         $10,000

Automatic Investment Plan       Class K      Class Y     Class K      Class Y
                                $5,000       <F1>        $250         <F1>

<F1> The Automatic Investment Plan is not available for Class Y shares of the
     Fund.



DETERMINING YOUR SHARE PRICE. The price at which you purchase and sell the Fund's shares is called the Fund's net asset value ("NAV") per share. The Fund calculates NAV by taking the total value of its assets, subtracting its liabilities, and dividing the total by the number of Fund shares that are outstanding. The Fund calculates its NAV as of the close of trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Exchange is open for trading. The Fund does not calculate NAV on days the Exchange is closed (including national holidays and Good Friday). NAV is determined separately for each class of shares. The price of the shares you purchase or redeem will be the next NAV calculated after your order is received in good order by the Fund or other financial intermediary with the authority to accept orders on the Fund's behalf.


The value of the Fund's assets is based on the current market value of its investments. For securities with readily available market quotations, the Fund uses those quotations to price a security. If a security does not have a readily available market quotation, the Fund values the security based on fair value, as determined in good faith in accordance with the guidelines established by the Fund's board of trustees. The Fund may use pricing services to assist in the determination of market value.

HOW TO PURCHASE SHARES

You can buy shares directly from the Fund or through a Registered Investment Adviser, a broker-dealer or other institution that the Fund has authorized to sell shares.

CLASS K SHARES. Class K shares are sold at net asset value per share without an initial sales charge.

CLASS Y SHARES. Class Y shares are sold at net asset value per share without an initial sales charge.

To open an account or buy additional shares from the Fund, just follow these steps:

TO OPEN AN ACCOUNT

BY MAIL:

- Complete and sign the account application. If you do not complete the application properly, your purchase may be delayed or rejected.

- Make your check payable to "Lend Lease Funds." The Fund does not accept cash, third party checks, travelers checks or checks drawn on banks outside the U.S.

MAIL APPLICATION AND CHECK TO:

Lend Lease European Real Estate Securities Fund
P.O. Box 1192
Milwaukee, WI 53201-1192

By overnight courier, send to:
Lend Lease European Real Estate Securities Fund
803 West Michigan Street, Suite A
Milwaukee, WI 53233-2301

BY TELEPHONE

You may not make your initial purchase by telephone.

BY WIRE

- To purchase shares by wire, the Fund must have received a completed application and issued an account number to you. Call 1-877-LND-LEAS (1-877-563-5327) for instructions prior to wiring the funds.

- Send your investment to Lend Lease European Real Estate Securities Fund with these instructions.

     UMB Bank, n.a.
     ABA # 101000695
     For Credit to Lend Lease Funds
     A/C # 9870983966

For further credit to: investor account number; name(s) of investor(s); SSN or TIN; name and class of Fund

TO ADD TO AN EXISTING ACCOUNT

BY MAIL:

- Complete the investment slip that is included in your account statement, and write your account number on your check.
- If you no longer have your investment slip, please reference your name, account number and address on your check.
-    Make your check payable to "Lend Lease Funds."

MAIL THE SLIP AND THE CHECK TO:

Lend Lease European Real Estate Securities Fund
P.O. Box 1192
Milwaukee, WI 53201-1192

BY TELEPHONE:

- You automatically have the privilege to purchase additional shares by telephone unless you have declined this service on your account application. You may call 1-877-LND-LEAS (1-877-563-5327) to purchase shares for an existing account.
- Investments made by electronic funds transfer must be in amounts of at least $250 and not greater than $20,000.

BY WIRE:

Send your investment to Lend Lease European Real Estate Securities Fund by following the instructions listed above.

If your purchase request is received by the Fund, broker-dealer or other authorized agent before close of trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time) on a business day, your request will be executed at that day's NAV, provided that your application is in good order. "Good order" means that the Fund has received your properly completed, signed application, your payment, and any supporting legal documentation that may be required. If your request is received after close of trading, it will be priced at the next business day's NAV. Shares purchased by wire will receive the NAV next determined after the Fund receives your completed application, the wired funds and all required information is provided in the wire instructions.

ADDITIONAL PURCHASE INFORMATION

-    The Fund does not issue certificates for shares.

- If your check does not clear, your purchase will be cancelled. You will be responsible for any resulting losses or expenses (including a $20 fee) incurred by the Fund. The Fund may redeem shares you own in this or another identically registered Fund account as reimbursement for any such losses.

- You must provide the Fund with a Social Security Number or Taxpayer Identification Number before your account can be established. If you do not certify the accuracy of your Social Security or Taxpayer Identification Number on your account application, the Fund will be required to withhold Federal income tax at a rate of 31% from all of your dividends, capital gain distributions and redemptions.

- The Fund is generally only offered and sold to residents of the United States. Your application will be accepted only if it contains a U.S. address. This prospectus should not be considered a solicitation to buy or an offer to sell shares of the Fund in any jurisdiction where it would be unlawful to do so under the securities laws of that jurisdiction.


- The Fund will not accept your application if you are investing for another person as attorney-in-fact. The Fund will not accept applications that list "Power of Attorney" or "POA" in the registration section.

- Once you place your order, you may not cancel or revoke it. The Fund may reject a purchase order for any reason.

TRANSACTIONS THROUGH FINANCIAL SERVICES AGENTS. In addition to purchasing shares from the Fund, you may invest through a financial services agent. Financial advisers, broker-dealers and other financial services agents may charge transaction and other fees and may set different minimum investments or limitations on buying and selling shares, than those described in the prospectus. In addition, these intermediaries may place limits on your ability to use services the Fund offers.

HOW TO SELL SHARES


You may sell your shares on any day the Fund is open for business by following the instructions below. You may elect to have redemption proceeds sent to you by check, wire or electronic funds transfer. The Fund normally pays redemption proceeds within two business days, but may take up to seven days. You can redeem shares purchased by check at any time. However, while the Fund will process your redemption on the day it receives your request in good order, it will not pay your redemption proceeds until your check has cleared, which may take up to 10 calendar days from the date of purchase. You can avoid this delay by purchasing shares by a federal funds wire. Please note that this provision is intended to protect the Fund and its shareholders from loss.


HOW TO SELL SHARES

BY MAIL:

- Send a letter of instruction that includes your account number, the Fund name, the dollar value or number of shares you want to sell, and how and where to send the proceeds.

- Sign the request exactly as the shares are registered. All registered owners must sign.

- Include a signature guarantee, if necessary (see "Signature Guarantees," below).

MAIL YOUR REQUEST TO:

Lend Lease European Real Estate Securities Fund
P.O. Box 1192
Milwaukee, WI  53201-1192


By overnight courier, send to:
Lend Lease European Real Estate Securities Fund
803 West Michigan Street, Suite A
Milwaukee, WI  53233-2301


BY TELEPHONE:

- You automatically have the privilege to redeem shares by telephone unless you have declined this option on your account application.

-    Call 1-877-LND-LEAS (1-877-563-5327), between 8:00 a.m. and 8:00 p.m.
     Eastern time. You may redeem as little as $1,000 and as much as $20,000 by telephone.

-    Telephone redemptions are not available for retirement plan accounts.

BY WIRE:

- If you choose to redeem your shares by wire, your redemption proceeds will be sent to your bank account of record. A $10 fee will be deducted from your proceeds for Class K or Y shares.

- If you wish to have your redemption proceeds sent by wire to a bank account other than that of record, you must provide a written request signed by all owners of the account with signatures guaranteed.

Redemption requests received in good order before close of trading on the New York Stock Exchange (typically, 4:00 p.m. Eastern time) will be processed at that day's NAV. "Good order" means that for redemptions, you have included all required information and documentation along with any required signature guarantees. Redemption requests sent by facsimile will not be honored.

Please note that the Fund may require additional documents for redemptions by corporations, executors, administrators, trustees and guardians. If you have any questions about how to redeem shares, or to determine if a signature guarantee or other documentation is required, please call 1-877-LND-LEAS (1-877-563-5327).

ADDITIONAL REDEMPTION PROVISIONS

- Once we receive your order to sell shares, you may not revoke or cancel it. We cannot accept an order to sell that specifies a particular date, price or any other special conditions.

- If you are redeeming from an IRA, please tell us the proper tax withholding on your redemption request. If you did not make a tax election on your IRA application, we will automatically withhold 10% of your redemption proceeds. (The Fund charges $15 for a redemption from an IRA account.)

- If your redemption request exceeds the amount that you currently have in your account, your entire account will be redeemed. The automatic purchase plan that you have initiated for the account will be cancelled.

- The Fund reserves the right to suspend the redemption of Fund shares when the securities markets are closed, trading is restricted for any reason, an emergency exists and disposal of securities owned by the Fund is not reasonably practicable, the Fund cannot fairly determine the value of its net assets, or the Securities and Exchange Commission permits the suspension of the right of redemption or postpones the date of payment of a redemption.

- If the amount you redeem is large enough to affect the Fund's operations, the Fund may pay your redemption "in kind." This means that the Fund may pay you in portfolio securities rather than cash. If this occurs, you may incur transaction costs when you sell the securities you receive.

REDEEMING SHARES THROUGH THIRD PARTIES. A broker-dealer, financial institution or other service provider may charge a fee to redeem your Fund shares. If the service provider is the shareholder of record, the Fund may accept redemption requests only from that provider.

TELEPHONE TRANSACTIONS


- In times of drastic economic or market conditions, you may have difficulty selling shares by telephone. The Fund reserves the right to temporarily discontinue or limit the telephone purchase or redemption privileges at any time during such periods. If you are unable to reach the Fund by telephone, please send your redemption request via overnight courier at the address provided on page 19.


- The Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so. The Fund uses procedures reasonably designed to confirm that telephone redemption instructions are genuine. These may include recording telephone transactions, testing the identity of the caller by asking for account information and sending prompt written confirmations. The Fund may implement other procedures from time to time. If these procedures are followed, the Fund and its service providers will not be liable for any losses due to unauthorized or fraudulent instructions.

SIGNATURE GUARANTEES. The Fund will require the signature guarantee of each account owner to redeem shares in the following situations:

-    to change ownership on your account;

- to send redemption proceeds to a different address than is currently on the account;

-    to have the proceeds paid to someone other than the account's owner;

- to transmit redemption proceeds by federal wire transfer or ACH to a bank other than your bank of record;

- if a change of address request has been received by the transfer agent within the last 30 days; or

-    if your redemption is for more than $20,000.

The Fund requires signature guarantees to protect both you and the Fund from possible fraudulent requests to redeem shares. You can obtain a signature guarantee from most broker-dealers, national or state banks, credit unions, federal savings and loan associations or other eligible institutions. A notary public is not an acceptable signature guarantor.


SMALL ACCOUNTS. All Fund account owners share the high cost of maintaining accounts with low balances. To reduce this cost, the Fund reserves the right to close an account when a redemption leaves your account balance below $8,000 for Class K shares or $200,000 for Class Y shares, or you discontinue the automatic investment plan before you reach the minimum. We will notify you in writing before we close your account, and you will have 60 days to add additional money to bring the balance up to $8,000 for Class K shares or $200,000 for Class Y shares or to renew your automatic investment plan. This provision does not apply to retirement plan accounts or to UGMA/UTMA accounts.


MAKING CHANGES TO YOUR ACCOUNT

You may call or write the Fund to make changes to your account. Common changes include:

NAME CHANGES. If your name has changed due to marriage or divorce, send the Fund a letter of instruction signed with both your old and new names. Include a certified copy of your marriage certificate or have your signatures guaranteed.

ADDRESS CHANGES. The easiest way to notify the Fund is to return the stub from a recent confirmation or statement. You can also call 1-877-LND-LEAS (1-877-563-5327) with any changes.

TRANSFER OF ACCOUNT OWNERSHIP. Send the Fund a letter including your account number, the share class, number of shares or dollar amount that are being transferred along with the name, address and Social Security or Taxpayer Identification Number of the person to whom the shares are being transferred. All living registered owners must sign the letter. You will also need to include a signature guarantee. Corporations, businesses and trusts may have to provide additional documents. In order to avoid delays in processing account transfers, please call us at 1-877-LND-LEAS (1-877-563-5327) to determine what additional documents are required.

SPECIAL FEATURES AND SERVICES

RETIREMENT ACCOUNT OPTIONS


The Fund offers a variety of retirement accounts for individuals and organizations. These accounts may offer you tax advantages. For information on establishing retirement accounts, please call 1-877-LND-LEAS (1-877-563-5327). You should consult with your legal and/or tax adviser before you establish a retirement account.


The Fund currently offers the following kinds of retirement accounts:

-    Traditional IRA (including spousal IRA)
-    "Rollover" IRA
-    Roth IRA
-    SEP IRA
-    Simple IRA

The Fund is also available for investment by other retirement plans. Please call 1-877-LND-LEAS (1-877-563-5327) for additional information.

ACH TRANSACTIONS


If you would like to purchase shares electronically or have redemption proceeds sent directly to your bank account, you must first have certain bank account information on file with us so that funds can be transferred electronically between your Fund account and bank account. You will receive the NAV next calculated after receipt of your funds, which typically takes 2 to 3 days. There is no charge to you for this procedure. The Fund requires 10 business days to verify your bank information before initiating this privilege. You can establish this privilege by filling out the appropriate section of your account application. If you did not select the electronic purchase or redemption options on your original account application, call us at 1-877-LND-LEAS (1-877-563-5327).


AUTOMATED TELEPHONE SERVICE

The Fund offers 24-hour, seven days a week access to Fund and account information via a toll-free line. The system provides total returns, share prices and price changes for the Fund, gives you account balances and history (e.g., last transaction, latest dividend distribution), and market commentary from the Adviser's management team. To access the automated system, please call 1-877-LND-LEAS (1-877-563-5327).

AUTOMATIC INVESTMENT PLAN (AIP)


To make regular investing more convenient, you can open an automatic investment plan with an initial investment of $5,000 and a minimum investment of $250 per month after you start your plan. We will automatically transfer from your checking or savings account the amount you want to invest on any of the following days: the 5th, 10th, 15th, 20th, 25th or last day of each month.
There is no charge for this service, but if there is not enough money in your bank account to cover the withdrawal you will be charged $20, your purchase will be cancelled and you will be responsible for any resulting losses to the Fund. You can terminate your automatic investment plan at any time by calling the Fund at least 10 days before your next scheduled withdrawal date. To implement this plan, please fill out the appropriate area of your account application, or call 1-877-LND-LEAS (1-877-563-5327) for assistance.


OTHER SHAREHOLDER INFORMATION

SHAREHOLDER COMMUNICATIONS

CONFIRMATIONS. You will receive a confirmation each time you buy or sell Fund shares. Automatic investment plan participants receive quarterly confirmations of all automatic transactions. Please review your confirmation and notify us immediately if there are any discrepancies in the information.

QUARTERLY AND ANNUAL STATEMENTS. You will receive a quarterly statement providing year-to-date information, including all distributions, purchases and redemptions of Fund shares. Your December statement will include a listing of all transactions for the entire year.

SEMI-ANNUAL AND ANNUAL REPORTS. The Fund sends semi-annual and annual reports to its shareholders. These reports provide financial information on your investments and give you a "snapshot" of the Fund's portfolio holdings at the end of its semi-annual and fiscal year periods. Additionally, the annual report discusses the factors that materially affected the Fund's performance for its most recently completed year, including relevant market conditions and the investment strategies and techniques that were used.

PROSPECTUS. Each year, the Fund sends all shareholders a new prospectus. Please read the prospectus and keep it for future reference.

FORM 1099. Each year you will receive a Form 1099-DIV, showing the source of distributions for the preceding year and a Form 1099-B showing any shares you sold during the year.

FORM 1099R. If you received a distribution from an IRA account during the year, you will receive a Form 1099R.

FORM 5498. If you contributed to an IRA during the year, you will receive a Form 5498 verifying your contribution.

TRANSACTIONS THROUGH FINANCIAL SERVICES AGENTS AND SUB-AGENTS

The Fund may authorize one or more broker-dealers or other financial services agents or sub-agents to accept purchase and redemption orders on the Fund's behalf. In these cases, the Fund will be deemed to have received an order when an authorized financial services agent or sub-agent accepts the order, and your order will be priced at the Fund's NAV next computed after it is received in good order by the financial services agent or sub-agent. Designated financial services agents and sub-agents are responsible for transmitting accepted orders and payment for the purchase of shares to the transfer agent within the time period agreed upon by them. If payment is not received within the time specified, your transaction may be cancelled, and the financial services agent will be held responsible for any resulting fees or losses.

DISTRIBUTION AND SERVICE FEES - CLASS K SHARES
(12B-1 PLAN)

The Fund has adopted a 12b-1 Plan for its Class K shares under which the Fund may pay up to 0.25% of the average daily net assets attributable to Class K shares for certain service and distribution expenses incurred by this class of shares. (This type of plan is named after the rule under the securities laws which permits it.) Because 12b-1 Plan fees paid by the Fund are an ongoing expense, they will increase the cost of an investment in Class K shares, and over time, may cost an investor in Class K shares more than other types of sales charges.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute virtually all of its net investment income and net realized capital gains at least once a year. The Fund will automatically reinvest your dividends and capital gain distributions in additional Fund shares unless you elect to have them paid to you in cash on your account application. If you elect to have your distributions paid in cash, the Fund will send a check to your address of record.

A dividend from net investment income represents the income the Fund earns from dividends and interest paid on its investments, after payment of the Fund's expenses. The Fund intends to pay dividends quarterly. A capital gain is the increase in the value of a security that the Fund holds. The Fund's gain is "unrealized" until it sells a portfolio security. Each realized capital gain is either short-term or long-term. The tax status of any capital gains distribution is determined by how long the Fund held the underlying security that was sold, rather than how long you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets. The Fund intends to pay capital gains annually, usually in December.

BUYING A DIVIDEND. Unless you invest through a tax deferred retirement account (such as an IRA), it generally is not to your advantage to buy shares of the Fund shortly before it makes a distribution. This is known as "buying a dividend." Buying a dividend may cost you money in taxes because you will receive, in the form of a taxable distribution, a portion of the money you just invested (even if you elected to have it reinvested in additional Fund shares). To avoid "buying a dividend," check the Fund's proposed distribution schedule before you invest by calling 1-877-LND-LEAS (1-877-563-5327).

TAXES

You will be subject to income tax on all Fund distributions regardless of whether you receive them in cash or elect to have them reinvested in Fund shares. Dividend distributions and distributions of the Fund's net short-term capital gains are taxable to you as ordinary income. Distributions of the Fund's net long-term capital gains are taxable to you as long-term capital gains.

If you sell your shares, any gain or loss is a taxable event. You may also be subject to state and local income taxes on dividends or capital gains from the sale of Fund shares.

This tax information provides only a general overview. It does not apply if you invest in a tax deferred retirement account such as an IRA. Please consult your own tax advisor about the tax consequences of an investment in the Fund.

LEND LEASE EUROPEAN REAL ESTATE SECURITIES FUND

Trustees

Susan J. Lloyd-Hurwitz, Chairman
Hubbard R. Garber
William J. Klipp
Kevin Malone
Michael A. Torres

Fund Distributor
Sunstone Distribution Services, LLC
803 West Michigan Street, Suite A
Milwaukee, WI  53233-2301

Transfer Agent
Sunstone Financial Group, Inc.
803 West Michigan Street, Suite A
Milwaukee, WI  53233-2301


Custodian
UMB Bank, n.a.
928 Grand Boulevard
Kansas City, MO 64106


Legal Counsel
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, MA  02109

Independent Accountants
PricewaterhouseCoopers LLP
333 Market Street
San Francisco, CA  94105

For More Information

Additional information about the Fund, including the Fund's Statement of Additional Information, is available to you free upon request. The Statement of Additional Information is incorporated by reference into (is legally part of) this Prospectus.

     Call:          1-877-LND-LEAS (1-877-563-5327)

     Or write to:   LEND LEASE FUNDS
                    P.O. Box 1192

                    Milwaukee, WI  53201-1192


Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available in the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by E-mail request to publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act Registration Number 811-9679.